UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Lancaster Avenue Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 – Material Impairments.

On July 24, 2008, Vishay Intertechnology, Inc. issued a press release, announcing that it expects financial results for the second quarter of 2008 to be impacted by a material goodwill impairment charge.  The amount of the charge is still being determined, but is anticipated to be a substantial portion of the goodwill recorded on its balance sheet.

A copy of that press release is attached as Exhibit 99 to this report and is hereby incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description

          99                       Press release dated July 24, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2008

VISHAY INTERTECHNOLOGY, INC.

		By:	/s/ Richard N. Grubb
		Name:	Richard N. Grubb
		Title:	Executive Vice President and
Chief Financial Officer